UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2020

Fiserv, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-38962	39-1506125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045
(Address of principal executive offices, including zip code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, par value $0.01 per share	FISV	The Nasdaq Stock Market LLC
0.375% Senior Notes due 2023	FISV23	The Nasdaq Stock Market LLC
1.125% Senior Notes due 2027	FISV27	The Nasdaq Stock Market LLC
1.625% Senior Notes due 2030	FISV30	The Nasdaq Stock Market LLC
2.250% Senior Notes due 2025	FISV25	The Nasdaq Stock Market LLC
3.000% Senior Notes due 2031	FISV31	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 22, 2020, the Board of Directors of Fiserv, Inc. (the “Company”) approved an amendment and restatement of the amended and restated by-laws (as amended, the “By-laws”) of the Company. The amendment and restatement permits the Company to hold meetings of its shareholders by remote communication.

This description of the By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.04.	Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

As previously disclosed in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 14, 2020, the Company had provided notice to participants in the 401(k) Savings Plan of Fiserv, Inc. and Its Participating Subsidiaries (the “Prior Plan”) and the Fiserv 401(k) Savings Plan (the “New Plan” and, together with the Prior Plan, the “Plans”) that there would be a blackout period with respect to the Fiserv Company Stock Funds in the Plans that are invested in the Company’s common stock. The blackout period was required to facilitate the merger of the Prior Plan into the New Plan, which had been planned to occur on April 1, 2020. The blackout period was expected to begin on March 26, 2020 at 4:00 p.m. (Eastern Time) and end on April 8, 2020 at 8:00 a.m. (Eastern Time). On February 14, 2020, the Company provided a notice to its directors and executive officers informing them that, during the blackout period, they would be restricted from purchasing, selling or otherwise acquiring or transferring any equity securities of the Company except as permitted by Regulation BTR.

On March 22, 2020, in light of market volatility considerations, the Company determined to defer the merger of the Prior Plan into the New Plan to a later time, which the Company has not yet determined. As a result, both the blackout period with respect to the Fiserv Company Stock Funds in the Plans that are invested in the Company’s common stock and the blackout period for the Company’s directors and executive officers pursuant to Regulation BTR have been cancelled.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The exhibit set forth in the following Exhibit Index is being filed herewith:

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description

3.1	Amended and Restated By-laws, dated March 22, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: March 24, 2020	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer and Treasurer